UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D)OF THE
SECURITIES EXCHANGE ACT OF 1934

February 3, 2005
(Date of earliest event reported)

Offshore Logistics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819
(Commission File Number)	(IRS Employer
Identification No.)
224 Rue de Jean P.O. Box 5C,
Lafayette, Louisiana	70505
(Address of Principal Executive Offices)	(Zip Code)

(337) 233-1221
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

        On February 3, 2005, Offshore Logistics, Inc. (the “Registrant”) issued a press release announcing its financial results for the third quarter ended December 31, 2004. The information regarding this press release is being furnished to the SEC pursuant to Item 9.01 of Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 3, 2005

Limitation on Incorporation by Reference.

        In accordance with General Instruction B.6 of Form 8-K, the information set forth in Item 2.02 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005

OFFSHORE LOGISTICS, INC. (Registrant) /s/ H. Eddy Dupuis —————————————— H. Eddy Dupuis Chief Financial Officer